General	12 Months Ended
Dec. 31, 2024
General [Abstract]
GENERAL

NOTE 1 - GENERAL

Company description

a.	CollPlant Biotechnologies Ltd. (the “Company” or “CollPlant”) is a regenerative and aesthetic medicine company focused on 3D bioprinting of tissues and organs and medical aesthetics. The Company’s products are based on its rhCollagen (recombinant human collagen) produced with CollPlant’s proprietary plant-based technology. These products address indications for the diverse fields of tissue repair, aesthetics, and organ manufacturing.

The Company’s revenues include income from business collaborators and from sales of (i) bioink products for the development of 3D bioprinting of organs and tissues, (ii) rhCollagen for the medical aesthetics market, and  (iii) rhCollagen-based products for tendinopathy and wound care.

The Company operates mainly through its wholly-owned subsidiary CollPlant Ltd. In November 2021 CollPlant Ltd. established CollPlant Inc., a wholly owned subsidiary in the United States. As of December 31, 2024, CollPlant Inc. has not commenced operation.

b.

For the year ended December 31, 2024, the Company incurred net loss of $16,609 and has an accumulated deficit in the total amount of $113,350. The Company’s negative cash flows from operating activities was $14,093. The Company’s cash and cash equivalent as of December 31, 2024 totaled $11,909. The Company expects to incur future net losses and the transition to profitability is dependent upon, among other things, the successful development and commercialization of the Company’s products and product candidates or, of the dermal filler product developed by AbbVie, the establishment of contracts for the distribution of new product lines, any of which, or in combination, would contribute to the achievement of a level of revenue adequate to support the cost structure. Until the Company achieves profitability or generates positive cash flows, it will continue to need to raise additional cash to finance its operations and to fund future operations through existing cash on hand, additional private and/or public offerings of debt or equity securities, additional milestone payments that may be received under the AbbVie Development Agreement. Notwithstanding, there can be no assurance that the Company will be able to raise additional funds or achieve or sustain profitability or positive cash flows from operation, and even if available, whether it will be on terms acceptable to the Company or in amounts required.

Accordingly, the Company’s Board approved a contingency plan, to be implemented if needed, in whole or in part, at its discretion, to allow the Company to continue its operations and meet its cash obligations. The contingency plan consists of cost reduction, which include mainly the following steps: reduction in subcontractors’ expenses, headcount and compensation paid to key management. The Company and the Board believe that its existing capital resources will be adequate to satisfy its expected liquidity requirements for at least twelve months from the filing date.